UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012 (May 31, 2012)

Great Wolf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35458	51-0510250
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Junction Road, Suite 6000 South, Madison, Wisconsin		53717
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (608) 662-4700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 31, 2012, Great Wolf Resorts, Inc. (the “Company”) (i) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm and (ii) appointed PricewaterhouseCoopers LLP (“PwC”), effective immediately, to serve as the Company’s new independent registered public accounting firm to audit the Company’s financial statements as of and for the year ending December 31, 2012. The Board of Directors of the Company approved Grant Thornton’s dismissal and PwC’s appointment.

The reports of Grant Thornton on the financial statements of the Company as of and for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2011 and 2010, and the interim period through May 31, 2012, (i) the Company had no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of such disagreements in its reports on the financial statements of the Company for such years and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton with a copy of the foregoing disclosure and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the statements above concerning Grant Thornton. A copy of Grant Thornton’s letter, dated June 6, 2012, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2011 and 2010, and the interim period through May 31, 2012, the Company did not consult PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by PwC that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Grant Thornton, dated June 6, 2012, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.

By:	/s/ James A. Calder
Name:	James A. Calder
Title:	Chief Financial Officer

Date: June 6, 2012

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Grant Thornton, dated June 6, 2012, regarding the change in certifying accountant.